Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Note 7 Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due.  Deferred taxes relate to differences between the basis of assets and liabilities for financial and income tax reporting will be either taxable or deductible when the assets or liabilities are recovered or settled.  The difference between the basis of assets and liabilities for financial and income tax reporting are not material, therefore, the provision for income taxes from operations consist of income taxes currently payable.

At December 31, 2010, the Company has a net operating loss carry-forward of approximately $5,400,000 available to offset future taxable income expiring through 2030. Utilization of future net operating losses may be limited due to potential ownership changes under Section 382 of the Internal Revenue Code.

The valuation allowance at December 31, 2009 was $0. The net change in valuation allowance during the year ended December 31, 2010 was an increase of approximately $2,500,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2010.

The effects of temporary differences that gave rise to significant portions of deferred tax assets at December 31, 2010 and 2009 are as follows:
	December 31, 2010	December 31, 2009

Net operating loss carry forward	$1,986,000		$-
Amortization of debt discount and debt issue costs	465,000		-
Bad debt	44,000		-
Valuation allowance	(2,495,000)		-
Net deferred tax asset	$-	$

There was no income tax expense for the year ended December 31, 2010 due to the Company’s net losses.

The Company’s tax expense differs from the “expected” tax expense for the years ended December 31, 2010, (computed by applying the Federal Corporate tax rate of 34% to loss before taxes and 4.6% for State Corporate taxes (Colorado), the blended rate used was 37.01%), as follows:

	December 31, 2010	December 31, 2009
Current federal tax benefit	$(6,216,000)	$-
Current state tax benefit	(888,000)	-
Derivative expense	35,000	-
Change in fair value of derivative liability	55,000	-
Loss on settlement of accounts payable	161,000	-
Non-deductible stock compensation	4,354,000	-
Non-deductible meals and entertainment	4,000	-

Change in valuation allowance	2,495,000	-
Income tax benefit	$-	$-